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                         NATIONAL LIFE INSURANCE COMPANY
                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604


                VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY
      SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
            SENTINEL BENEFIT PROVIDER VARIABLE LIFE INSURANCE POLICY

                   SUPPLEMENT, DATED FEBRUARY 23, 2001, TO THE
            PROSPECTUS DATED MAY 1, 2000, AS AMENDED DECEMBER 1, 2000


This supplement describes certain changes to your variable life insurance policy issued by National Life Insurance Company.

The Board of Directors of Market Street Fund, Inc. has approved a plan to reorganize and redomesticate Market Street Fund, Inc. (a Maryland corporation) as a Delaware business trust to be named "Market Street Fund." In connection with that reorganization and redomestication plan, the Market Street Fund's Board of Directors authorized a proxy solicitation to obtain shareholder approval of a number of proposals. Each of these proposals subsequently was approved by Market Street Fund shareholders at a special shareholder meeting held on January 12, 2001. Pursuant to the results of this proxy solicitation, the following changes have been made regarding the Market Street Fund, including the two Portfolios still offered under your policy, the Market Street Managed Portfolio and the Market Street Bond Portfolio, effective January 29, 2001.

CHANGE IN NAME

Market Street Fund, Inc.'s Managed Portfolio has been renamed Market Street Fund's Balanced Portfolio.


CHANGES IN INVESTMENT POLICIES

The investment policies of Market Street Fund's Balanced Portfolio (formerly the Managed Portfolio) have changed. The subadviser now focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income producing securities that appear to have some potential for capital appreciation. Normally, the Balanced Portfolio invests in common stocks and fixed-income securities that include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

The Balanced Portfolio will incur some costs in terms of brokerage commissions necessary to implement the changes in investment policies, to the extent that these changes require the sale of current securities and reinvestment of the proceeds by the Portfolio.

NEW INVESTMENT ADVISORY AGREEMENT WITH MARKET STREET INVESTMENT MANAGEMENT COMPANY AND NEW SUBADVISERS

The investment adviser and subadvisers to Market Street Fund's Balanced Portfolio and Bond Portfolio also have changed. Market Street Investment Management Company ("MSIM") now serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The current subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the current subadviser for the Bond Portfolio is Western Asset Management Company.


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CHANGES IN ANNUAL PORTFOLIO OPERATING EXPENSES

The management fees for the Market Street Fund's Balanced Portfolio and Bond Portfolio have changed as a result of the proxy solicitation. In addition, the operating expenses for both Portfolios have changed. Accordingly, the annual portfolio operating expenses for the Market Street Fund's Portfolios (as a percentage of average portfolio assets after fee waivers and expense reimbursements) for the fiscal year ended December 31, 1999, revised to reflect these new management fees and operating expenses, are as follows:

                                            OTHER
                         MANAGEMENT         -----         ADMINISTRATIVE    TOTAL ANNUAL FUND
      PORTFOLIO             FEES           EXPENSES          EXPENSE       OPERATING EXPENSES
      ---------             -----         ----------         --------      ------------------
    Balanced Portfolio      0.55%           0.17%             0.10%               0.82%
    Bond Portfolio          0.40%           0.17%             0.10%               0.67%


CHANGES IN ILLUSTRATIONS

Illustrations, which demonstrate death benefits, policy account values, and net cash surrender values, are based in part on the total annual portfolio expenses. Because the management fees and operating expenses for Market Street Fund's Balanced Portfolio and Bond Portfolio have changed (as discussed above), the illustrations shown in your prospectus have changed.

Please retain this supplement with your prospectus for future reference. If you have any questions, please call (800) 537-7003 or your registered representative.


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